AFBA 5STAR FUNDS

(THE “TRUST”)

AFBA 5Star Small Cap Fund

Advisory Series

Advisor Class Shares and Class C Shares

Institutional Series

Class I Shares

Supplement dated November 25, 2009 to the Prospectus and

Statement of Additional Information (“SAI”) dated July 31, 2009

This supplement provides new and additional information beyond that contained in the

Prospectus and SAI and should be read in conjunction with the Prospectus and SAI

Transfer of Assets Managed in the AFBA 5Star Small Cap Fund by Scout Investment

Advisors, Inc. to the Management of The London Company

The interim sub-advisory agreement between AFBA 5Star Investment Management Company (“IMCO”), adviser to the Trust, and Scout Investment Advisors, Inc. (“Scout”), on behalf of the AFBA 5Star Small Cap Fund (“Small Cap Fund”), will expire on November 27, 2009.

IMCO has determined that the transfer of all assets managed by Scout to the management of The London Company, a current sub-adviser to the Small Cap Fund, would be in the best interests of the Small Cap Fund. Accordingly, the assets will be transferred to the management of The London Company effective November 27, 2009.

The Prospectus and SAI are hereby amended to delete all references to Scout regarding its management of the Small Cap Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.